UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2020

CIM Real Estate Finance Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54939	27-3148022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016

(Address of Principal Executive Offices) (Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 30, 2020, CIM Real Estate Finance Trust, Inc. (the “Company” or “CMFT”) entered into the Merger Agreements (as defined herein) with respect to a business combination with each of Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”), Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”) and Cole Credit Property Trust V, Inc. (“CCPT V”). As described in greater detail herein, each merger is a stock-for-stock transaction whereby each of CCIT II, CCIT III and CCPT V will be merged into a wholly-owned subsidiary of the Company. None of the mergers is contingent on the completion of any of the other mergers.

CCIT II Merger

On August 30, 2020, the Company, CCIT II and Thor II Merger Sub, LLC, a wholly owned subsidiary of the Company (“CCIT II Merger Sub”), entered into an Agreement and Plan of Merger (the “CCIT II Merger Agreement”). Subject to the terms and conditions of the CCIT II Merger Agreement, CCIT II will merge with and into CCIT II Merger Sub (the “CCIT II Merger”), with CCIT II Merger Sub surviving the CCIT II Merger, such that following the CCIT II Merger, the surviving entity will continue as a wholly owned subsidiary of the Company. In accordance with the applicable provisions of the Maryland General Corporation Law (the “MGCL”), the separate existence of CCIT II shall cease.

At the effective time of the CCIT II Merger and subject to the terms and conditions of the CCIT II Merger Agreement, each issued and outstanding share of CCIT II’s Class A common stock, $0.01 par value per share (the “CCIT II Class A Common Stock”), and Class T common stock, $0.01 par value per share (and, together with the CCIT II Class A Common Stock, the “CCIT II Common Stock”), will be converted into the right to receive 1.501 shares of CMFT’s common stock, $0.01 par value per share (the “CMFT Common Stock”), subject to the treatment of fractional shares in accordance with the CCIT II Merger Agreement (the “CCIT II Merger Consideration”). At the effective time of the CCIT II Merger and subject to the terms and conditions of the CCIT II Merger Agreement, each issued and outstanding share of CCIT II Class A Common Stock granted under CCIT II’s 2018 Equity Incentive Plan, whether vested or unvested, will be cancelled in exchange for an amount equal to the CCIT II Merger Consideration.

CCIT II Agreement and Plan of Merger

The CCIT II Merger Agreement contains customary representations, warranties and covenants, including covenants relating to the conduct of CCIT II’s and CMFT’s respective businesses during the period between the execution of the CCIT II Merger Agreement and the completion of the CCIT II Merger, subject to certain exceptions.

Pursuant to the terms of the CCIT II Merger Agreement, during the period beginning on the date of the CCIT II Merger Agreement and continuing until 11:59 p.m. New York City time on October 7, 2020 (the “CCIT II Go Shop Period End Time”), CCIT II and its subsidiaries and representatives may initiate, solicit, provide information and enter into discussions concerning proposals relating to alternative business combination transactions. Following the CCIT II Go Shop Period End Time, CCIT II and its subsidiaries and representatives may not solicit, provide information or enter into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions set forth in the CCIT II Merger Agreement.

The CCIT II Merger Agreement also provides that prior to the CCIT II Stockholder Approval (as defined herein), the board of directors of CCIT II may, under specified circumstances, make an Adverse Recommendation Change (as defined in the CCIT II Merger Agreement), including withdrawing its recommendation of the CCIT II Merger, subject to complying with certain conditions set forth in the CCIT II Merger Agreement.

The CCIT II Merger Agreement may be terminated under certain circumstances, including but not limited to, by either the Company or CCIT II if the CCIT II Merger has not been consummated on or before 11:59 p.m. New York time on May 30, 2021 (the “CCIT II Outside Date”), if a final and non-appealable order is entered permanently restraining or otherwise prohibiting the transactions contemplated by the CCIT II Merger Agreement, if the CCIT II Stockholder Approval has not been obtained at the stockholders meeting to be called to consider the CCIT II Merger or upon a material uncured breach of the respective obligations, covenants or agreements by the other party that would cause the closing conditions in the CCIT II Merger Agreement not to be satisfied.

In addition, CCIT II may terminate the CCIT II Merger Agreement in order to enter into an “Alternative Acquisition Agreement” with respect to a “Superior Proposal” (each as defined in the CCIT II Merger Agreement) at any time prior to receipt by CCIT II of the CCIT II Stockholder Approval pursuant to and subject to the terms and conditions of the CCIT II Merger Agreement. CCIT II may also terminate the CCIT II Merger Agreement if CMFT amends the CCPT V Merger Agreement (as defined herein) to increase the exchange ratio set forth therein to 2.733 shares (or more) of CMFT Common Stock for each share of CCPT V Common Stock (as defined herein).

The Company may terminate the CCIT II Merger Agreement at any time prior to the receipt of the CCIT II Stockholder Approval, in certain limited circumstances, including upon (i) an Adverse Recommendation Change, (ii) a tender offer or exchange offer that is commenced which CCIT II’s board of directors fails to recommend against or (iii) a breach by CCIT II, in any material respect, of its obligations under the go shop or no solicitation provisions set forth in the CCIT II Merger Agreement.

If the CCIT II Merger Agreement is terminated because the CCIT II Merger was not consummated before the CCIT II Outside Date or because the CCIT II Stockholder Approval was not obtained, and (i) an Acquisition Proposal (as defined in the CCIT II Merger Agreement) has been publicly announced or otherwise communicated to CCIT II stockholders prior to the CCIT II Stockholders Meeting (as defined in the CCIT II Merger Agreement), and (ii) within 12 months after the date of such termination (A) CCIT II consummates or enters into an agreement (that is thereafter consummated) in respect of an Acquisition Proposal for 50% or more of CCIT II’s equity or assets or (B) the board of directors of CCIT II recommends or fails to recommend against an Acquisition Proposal structured as a tender or exchange offer for 50% or more of CCIT II’s equity and such Acquisition Proposal is actually consummated, then CCIT II must pay CMFT a termination fee of $18,450,000 and up to $3,690,000 as reimbursement for CMFT’s Expenses (as defined in the CCIT II Merger Agreement).

If the CCIT II Merger Agreement is terminated in connection with CCIT II’s acceptance of a Superior Proposal or making an Adverse Recommendation Change, then CCIT II must pay to the Company a termination fee of (i) $7,380,000 if such termination occurs no later than ten business days after the CCIT II Go Shop Period End Time (or, in the event of timely delivery to the Company of a CCIT II Change Notice (as defined in the CCIT II Merger Agreement), the end of the specified period for negotiations with the Company following receipt of such CCIT II Change Notice in accordance with the CCIT II Merger Agreement) or (ii) $18,450,000 if such termination occurs thereafter and, in each of clauses (i) and (ii), up to $3,690,000 as reimbursement for CMFT’s Expenses.

The obligation of each party to consummate the CCIT II Merger is subject to a number of customary conditions, including receipt of the approval of the CCIT II Merger (and of an amendment to the CCIT II charter that is required to consummate the CCIT II Merger) by holders of a majority of the outstanding shares of the CCIT II Common Stock entitled to vote thereon (the “CCIT II Stockholder Approval”), delivery of certain documents and legal opinions, the truth and correctness of the representations and warranties of the parties (subject to the materiality standards contained in the CCIT II Merger Agreement), the effectiveness of the registration statement on Form S-4 to be filed by the Company to register the shares of the CMFT Common Stock to be issued as consideration in the CCIT II Merger, and the absence of a CCIT II Material Adverse Effect or CMFT Material Adverse Effect (as each term is defined in the CCIT II Merger Agreement).

The Company’s obligation to consummate the CCIT II Merger is not subject to a financing condition. Until the effective time of the CCIT II Merger, each of the Company and CCIT II are permitted to declare and pay distributions in an amount less than or equal to an annual rate of five percent of its net asset value as of June 30, 2020, ratably over the calendar year.

The CCIT II Merger Agreement provides that the CMFT board of directors will take such action as necessary to cause the Independent Directors (as defined in the charter of CCIT II) serving as members of the CCIT II board of directors who do not otherwise serve on the CMFT board of directors to be elected to the CMFT board of directors effective as of the effective time of the CCIT II Merger.

The foregoing description of the CCIT II Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the CCIT II Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the CCIT II Merger Agreement has been included to provide stockholders with information regarding its terms and conditions, and is not intended to provide any factual information about the Company or CCIT II. The representations, warranties and covenants contained in the CCIT II Merger Agreement have been made solely for the benefit of the parties to the CCIT II Merger Agreement, and are not intended as statements of fact to be relied upon by the Company’s stockholders, but rather as a way of allocating the risk between the parties to the CCIT II Merger Agreement in the event the statements therein prove to be inaccurate. Statements made in the CCIT II Merger Agreement have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the CCIT II Merger Agreement, which disclosures are not reflected in the CCIT II Merger Agreement attached hereto. Moreover, such statements may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. Accordingly, stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or CCIT II. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the CCIT II Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

CCIT III Merger

On August 30, 2020, the Company, CCIT III and Thor III Merger Sub, LLC, a wholly owned subsidiary of the Company (“CCIT III Merger Sub”), entered into an Agreement and Plan of Merger (the “CCIT III Merger Agreement”). Subject to the terms and conditions of the CCIT III Merger Agreement, CCIT III will merge with and into CCIT III Merger Sub (the “CCIT III Merger”), with CCIT III Merger Sub surviving the CCIT III Merger, such that following the CCIT III Merger, the surviving entity will continue as a wholly owned subsidiary of the Company. In accordance with the applicable provisions of the MGCL, the separate existence of CCIT III shall cease.

At the effective time of the CCIT III Merger and subject to the terms and conditions of the CCIT III Merger Agreement, each issued and outstanding share of CCIT III’s Class A common stock, $0.01 par value per share (the “CCIT III Class A Common Stock”), and Class T common stock, $0.01 par value per share (and, together with the CCIT III Class A Common Stock, the “CCIT III Common Stock”), will be converted into the right to receive 1.093 shares of CMFT Common Stock, subject to the treatment of fractional shares in accordance with the CCIT III Merger Agreement (the “CCIT III Merger Consideration”). At the effective time of the CCIT III Merger and subject to the terms and conditions of the CCIT III Merger Agreement, each issued and outstanding share of CCIT III Class A Common Stock granted under CCIT III’s 2018 Equity Incentive Plan, whether vested or unvested, will be cancelled in exchange for an amount equal to the CCIT III Merger Consideration.

CCIT III Agreement and Plan of Merger

The CCIT III Merger Agreement contains customary representations, warranties and covenants, including covenants relating to the conduct of CCIT III’s and CMFT’s respective businesses during the period between the execution of the CCIT III Merger Agreement and the completion of the CCIT III Merger, subject to certain exceptions.

Pursuant to the terms of the CCIT III Merger Agreement, during the period beginning on the date of the CCIT III Merger Agreement and continuing until 11:59 p.m. New York City time on October 7, 2020 (the “CCIT III Go Shop Period End Time”), CCIT III and its subsidiaries and representatives may initiate, solicit, provide information and enter into discussions concerning proposals relating to alternative business combination transactions. Following the CCIT III Go Shop Period End Time, CCIT III and its subsidiaries and representatives may not solicit, provide information or enter into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions set forth in the CCIT III Merger Agreement.

The CCIT III Merger Agreement also provides that prior to the CCIT III Stockholder Approval (as defined herein), the board of directors of CCIT III may, under specified circumstances, make an Adverse Recommendation Change (as defined in the CCIT III Merger Agreement), including withdrawing its recommendation of the CCIT III Merger, subject to complying with certain conditions set forth in the CCIT III Merger Agreement.

The CCIT III Merger Agreement may be terminated under certain circumstances, including but not limited to, by either the Company or CCIT III if the CCIT III Merger has not been consummated on or before 11:59 p.m. New York time on May 30, 2021 (the “CCIT III Outside Date”), if a final and non-appealable order is entered permanently restraining or otherwise prohibiting the transactions contemplated by the CCIT III Merger Agreement, if the CCIT III Stockholder Approval has not been obtained at the stockholders meeting to be called to consider the CCIT III Merger or upon a material uncured breach of the respective obligations, covenants or agreements by the other party that would cause the closing conditions in the CCIT III Merger Agreement not to be satisfied.

In addition, CCIT III may terminate the CCIT III Merger Agreement in order to enter into an “Alternative Acquisition Agreement” with respect to a “Superior Proposal” (each as defined in the CCIT III Merger Agreement) at any time prior to receipt by CCIT III of the CCIT III Stockholder Approval pursuant to and subject to the terms and conditions of the CCIT III Merger Agreement. CCIT III may also terminate the CCIT III Merger Agreement if CMFT amends (i) the CCIT II Merger Agreement to increase the exchange ratio set forth therein to 1.562 shares (or more) of CMFT Common Stock for each share of CCIT II Common Stock or (ii) the CCPT V Merger Agreement (as defined herein) to increase the exchange ratio set forth therein to 2.733 shares (or more) of CMFT Common Stock for each share of CCPT V Common Stock (as defined herein).

The Company may terminate the CCIT III Merger Agreement at any time prior to the receipt of the CCIT III Stockholder Approval, in certain limited circumstances, including upon (i) an Adverse Recommendation Change, (ii) a tender offer or exchange offer that is commenced which CCIT III’s board of directors fails to recommend against or (iii) a breach by CCIT III, in any material respect, of its obligations under the go shop or no solicitation provisions set forth in the CCIT III Merger Agreement.

If the CCIT III Merger Agreement is terminated because the CCIT III Merger was not consummated before the CCIT III Outside Date or because the CCIT III Stockholder Approval was not obtained, and (i) an Acquisition Proposal (as defined in the CCIT III Merger Agreement) has been publicly announced or otherwise communicated to CCIT III stockholders prior to the CCIT III Stockholders Meeting (as defined in the CCIT III Merger Agreement) and (ii) within 12 months after the date of such termination (A) CCIT III consummates or enters into an agreement (that is thereafter consummated) in respect of an Acquisition Proposal for 50% or more of CCIT III’s equity or assets or (B) the board of directors of CCIT III recommends or fails to recommend against an Acquisition Proposal structured as a tender or exchange offer for 50% or more of CCIT III’s equity and such Acquisition Proposal is actually consummated, then CCIT III must pay CMFT a termination fee of $710,000 and up to $130,000 as reimbursement for CMFT’s Expenses (as defined in the CCIT III Merger Agreement).

If the CCIT III Merger Agreement is terminated in connection with CCIT III’s acceptance of a Superior Proposal or making an Adverse Recommendation Change, then CCIT III must pay to the Company a termination fee of (i) $710,000 and (ii) up to $130,000 as reimbursement for CMFT’s Expenses if such termination occurs more than ten business days after the CCIT III Go Shop Period End Time (or, in the event of timely delivery to the Company of a CCIT III Change Notice (as defined in the CCIT III Merger Agreement), the end of the specified period for negotiations with the Company following receipt of such CCIT III Change Notice in accordance with the CCIT III Merger Agreement). If such termination occurs no later than ten business days after the CCIT III Go Shop Period End Time (or, in the event of timely delivery to the Company of a CCIT III Change Notice, the end of the specified period for negotiations with the Company following receipt of such CCIT III Change Notice in accordance with the CCIT III Merger Agreement), then CCIT III does not have to pay a termination fee of $710,000.

The obligation of each party to consummate the CCIT III Merger is subject to a number of customary conditions, including receipt of the approval of the CCIT III Merger (and of an amendment to the CCIT III charter that is required to consummate the CCIT III Merger) by holders of a majority of the outstanding shares of the CCIT III Common Stock entitled to vote thereon (the “CCIT III Stockholder Approval”), delivery of certain documents and legal opinions, the truth and correctness of the representations and warranties of the parties (subject to the materiality standards contained in the CCIT III Merger Agreement), the effectiveness of the registration statement on Form S-4 to be filed by the Company to register the shares of the CMFT Common Stock to be issued as consideration in the CCIT III Merger, and the absence of a CCIT III Material Adverse Effect or CMFT Material Adverse Effect (as each term is defined in the CCIT III Merger Agreement).

The Company’s obligation to consummate the CCIT III Merger is not subject to a financing condition. Until the effective time of the CCIT III Merger, each of the Company and CCIT III are permitted to declare and pay distributions in an amount less than or equal to an annual rate of five percent of its net asset value as of June 30, 2020, ratably over the calendar year.

The CCIT III Merger Agreement provides that the CMFT board of directors will take such action as necessary to cause the Independent Directors (as defined in the charter of CCIT III) serving as members of the CCIT III board of directors who do not otherwise serve on the CMFT board of directors to be elected to the CMFT board of directors effective as of the effective time of the CCIT III Merger.

The foregoing description of the CCIT III Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the CCIT III Merger Agreement, which is filed as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the CCIT III Merger Agreement has been included to provide stockholders with information regarding its terms and conditions, and is not intended to provide any factual information about the Company or CCIT III. The representations, warranties and covenants contained in the CCIT III Merger Agreement have been made solely for the benefit of the parties to the CCIT III Merger Agreement, and are not intended as statements of fact to be relied upon by the Company’s stockholders, but rather as a way of allocating the risk between the parties to the CCIT III Merger Agreement in the event the statements therein prove to be inaccurate. Statements made in the CCIT III Merger Agreement have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the CCIT III Merger Agreement, which disclosures are not reflected in the CCIT III Merger Agreement attached hereto. Moreover, such statements may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. Accordingly, stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or CCIT III. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the CCIT III Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

CCPT V Merger

On August 30, 2020, the Company, CCPT V and Thor V Merger Sub, LLC, a wholly owned subsidiary of the Company (“CCPT V Merger Sub”), entered into an Agreement and Plan of Merger (the “CCPT V Merger Agreement” and, together with the CCIT II Merger Agreement and the CCIT III Merger Agreement, the “Merger Agreements”). Subject to the terms and conditions of the CCPT V Merger Agreement, CCPT V will merge with and into CCPT V Merger Sub (the “CCPT V Merger” and, together with the CCIT II Merger and the CCIT III Merger, the “Mergers”), with CCPT V Merger Sub surviving the CCPT V Merger, such that following the CCPT V Merger, the surviving entity will continue as a wholly owned subsidiary of the Company. In accordance with the applicable provisions of the MGCL, the separate existence of CCPT V shall cease.

At the effective time of the CCPT V Merger and subject to the terms and conditions of the CCPT V Merger Agreement, each issued and outstanding share of CCPT V’s Class A common stock, $0.01 par value per share (the “CCPT V Class A Common Stock”), and Class T common stock, $0.01 par value per share (and, together with the CCPT V Class A Common Stock, the “CCPT V Common Stock”), will be converted into the right to receive 2.691 shares of CMFT’s Common Stock, subject to the treatment of fractional shares in accordance with the CCPT V Merger Agreement (the “CCPT V Merger Consideration”). At the effective time of the CCPT V Merger and subject to the terms and conditions of the CCPT V Merger Agreement, each issued and outstanding share of CCPT V Class A Common Stock granted under CCPT V’s 2018 Equity Incentive Plan, whether vested or unvested, will be cancelled in exchange for an amount equal to the CCPT V Merger Consideration.

CCPT V Agreement and Plan of Merger

The CCPT V Merger Agreement contains customary representations, warranties and covenants, including covenants relating to the conduct of CCPT V’s and CMFT’s respective businesses during the period between the execution of the CCPT V Merger Agreement and the completion of the CCPT V Merger, subject to certain exceptions.

Pursuant to the terms of the CCPT V Merger Agreement, during the period beginning on the date of the CCPT V Merger Agreement and continuing until 11:59 p.m. New York City time on October 7, 2020 (the “CCPT V Go Shop Period End Time”), CCPT V and its subsidiaries and representatives may initiate, solicit, provide information and enter into discussions concerning proposals relating to alternative business combination transactions. Following the CCPT V Go Shop Period End Time, CCPT V and its subsidiaries and representatives may not solicit, provide information or enter into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions set forth in the CCPT V Merger Agreement.

The CCPT V Merger Agreement also provides that prior to the CCPT V Stockholder Approval (as defined herein), the board of directors of CCPT V may, under specified circumstances, make an Adverse Recommendation Change (as defined in the CCPT V Merger Agreement), including withdrawing its recommendation of the CCPT V Merger, subject to complying with certain conditions set forth in the CCPT V Merger Agreement.

The CCPT V Merger Agreement may be terminated under certain circumstances, including but not limited to, by either the Company or CCPT V if the CCPT V Merger has not been consummated on or before 11:59 p.m. New York time on May 30, 2021 (the “CCPT V Outside Date”), if a final and non-appealable order is entered permanently restraining or otherwise prohibiting the transactions contemplated by the CCPT V Merger Agreement, if the CCPT V Stockholder Approval has not been obtained at the stockholders meeting to be called to consider the CCPT V Merger or upon a material uncured breach of the respective obligations, covenants or agreements by the other party that would cause the closing conditions in the CCPT V Merger Agreement not to be satisfied.

In addition, CCPT V may terminate the CCPT V Merger Agreement in order to enter into an “Alternative Acquisition Agreement” with respect to a “Superior Proposal” (each as defined in the CCPT V Merger Agreement) at any time prior to receipt by CCPT V of the CCPT V Stockholder Approval pursuant to and subject to the terms and conditions of the CCPT V Merger Agreement. CCPT V may also terminate the CCPT V Merger Agreement if CMFT amends the CCIT II Merger Agreement to increase the exchange ratio set forth therein to 1.562 shares (or more) of CMFT Common Stock for each share of CCIT II Common Stock.

The Company may terminate the CCPT V Merger Agreement at any time prior to the receipt of the CCPT V Stockholder Approval, in certain limited circumstances, including upon (i) an Adverse Recommendation Change, (ii) a tender offer or exchange offer that is commenced which CCPT V’s board of directors fails to recommend against or (iii) a breach by CCPT V, in any material respect, of its obligations under the go shop or no solicitation provisions set forth in the CCPT V Merger Agreement).

If the CCPT V Merger Agreement is terminated because the CCPT V Merger was not consummated before the CCPT V Outside Date or because the CCPT V Stockholder Approval was not obtained, and (i) an Acquisition Proposal (as defined in the CCPT V Merger Agreement) has been publicly announced or otherwise communicated to CCPT V stockholders prior to the CCPT V Stockholders Meeting (as defined in the CCPT V Merger Agreement) and (ii) within 12 months after the date of such termination (A) CCPT V consummates or enters into an agreement (that is thereafter consummated) in respect of an Acquisition Proposal for 50% or more of CCPT V’s equity or assets or (B) the board of directors of CCPT V recommends or fails to recommend against an Acquisition Proposal structured as a tender or exchange offer for 50% or more of CCPT V’s equity and such Acquisition Proposal is actually consummated, then CCPT V must pay CMFT a termination fee of $9,170,000 and up to $1,670,000 as reimbursement for CMFT’s Expenses (as defined in the CCPT V Merger Agreement).

If the CCPT V Merger Agreement is terminated in connection with CCPT V’s acceptance of a Superior Proposal or making an Adverse Recommendation Change, then CCPT V must pay to the Company a termination fee of (i) $4,170,000 if such termination occurs no later than ten business days after the CCPT V Go Shop Period End Time (or, in the event of timely delivery to the Company of a CCPT V Change Notice (as defined in the CCPT V Merger Agreement), the end of the specified period for negotiations with the Company following receipt of such CCPT V Change Notice in accordance with the CCPT V Merger Agreement) or (ii) $9,170,000 if such termination occurs thereafter and, in each of clauses (i) and (ii), up to $1,670,000 as reimbursement for CMFT’s Expenses.

The obligation of each party to consummate the CCPT V Merger is subject to a number of customary conditions, including receipt of the approval of the CCPT V Merger (and of an amendment to the CCPT V charter that is required to consummate the CCPT V Merger) by holders of a majority of the outstanding shares of the CCPT V Common Stock entitled to vote thereon (the “CCPT V Stockholder Approval”), delivery of certain documents and legal opinions, the truth and correctness of the representations and warranties of the parties (subject to the materiality standards contained in the CCPT V Merger Agreement), the effectiveness of the registration statement on Form S-4 to be filed by the Company to register the shares of the CMFT Common Stock to be issued as consideration in the CCPT V Merger, and the absence of a CCPT V Material Adverse Effect or CMFT Material Adverse Effect (as each term is defined in the CCPT V Merger Agreement).

The Company’s obligation to consummate the CCPT V Merger is not subject to a financing condition. Until the effective time of the CCPT V Merger, each of the Company and CCPT V are permitted to declare and pay distributions in an amount less than or equal to an annual rate of five percent of its net asset value as of June 30, 2020, ratably over the calendar year.

The CCPT V Merger Agreement provides that the CMFT board of directors will take such action as necessary to cause the Independent Directors (as defined in the charter of CCPT V) serving as members of the CCPT V board of directors who do not otherwise serve on the CMFT board of directors to be elected to the CMFT board of directors effective as of the effective time of the CCPT V Merger.

The foregoing description of the CCPT V Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the CCPT V Merger Agreement, which is filed as Exhibit 2.3 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the CCPT V Merger Agreement has been included to provide stockholders with information regarding its terms and conditions, and is not intended to provide any factual information about the Company or CCPT V. The representations, warranties and covenants contained in the CCPT V Merger Agreement have been made solely for the benefit of the parties to the CCPT V Merger Agreement, and are not intended as statements of fact to be relied upon by the Company’s stockholders, but rather as a way of allocating the risk between the parties to the CCPT V Merger Agreement in the event the statements therein prove to be inaccurate. Statements made in the CCPT V Merger Agreement have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the CCPT V Merger Agreement, which disclosures are not reflected in the CCPT V Merger Agreement attached hereto. Moreover, such statements may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. Accordingly, stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or CCPT V. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the CCPT V Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Combined Company

The combined company after the Mergers (the “Combined Company”) will retain the name “CIM Real Estate Finance Trust, Inc.” Each Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.

As of June 30, 2020, the Combined Company’s pro forma owned real estate portfolio had 559 properties totaling approximately 25.8 million square feet, with an occupancy rate of approximately 96%, a weighted average lease term of approximately 8.8 years, and, on an annualized rent basis, investment-grade tenancy of approximately 41%, with its top 10 tenants generating approximately 30%, and no tenant generating more than 4.2% of annualized rental income.

Item 7.01	Regulation FD Disclosure.

On August 31, 2020, the Company, CCIT II, CCIT III and CCPT V issued a joint press release announcing the execution of the Merger Agreements as described in detail in Item 1.01 above. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

On August 31, 2020, the Company posted to its website (www.cimgroup.com/announcements) a presentation prepared by the Company, CCIT II, CCIT III and CCPT V containing certain information related to the proposed Mergers. A copy of the presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

Suspension of Distribution Reinvestment Plan

In connection with the transactions contemplated herein, on August 30, 2020, the CMFT board of directors approved the suspension of the Company’s distribution reinvestment plan (“DRIP”), and, therefore, further distributions will be paid in cash to all stockholders unless and until the DRIP is reinstated.

Suspension of Share Redemption Program

In connection with the transactions contemplated herein, on August 30, 2020, the CMFT board of directors approved the suspension of the Company’s share redemption program (“SRP”), and, therefore, no further shares will be redeemed from the Company’s stockholders unless and until the SRP is reinstated.

ADDITIONAL INFORMATION ABOUT THE MERGERS

In connection with each proposed Merger, CMFT intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of CCIT II, CCIT III or CCPT V, as applicable, and will also constitute a prospectus of CMFT. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other documents that will be made available to the stockholders of each of CCIT II, CCIT III and CCPT V. In connection with the proposed Mergers, each of CCIT II, CCIT III and CCPT V intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A relating to a special meeting of its stockholders. STOCKHOLDERS OF EACH OF CCIT II, CCIT III AND CCPT V ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE RELEVANT PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EACH PROPOSED MERGER. Stockholders of each of CCIT II, CCIT III and CCPT V will be able to obtain such documents free of charge at the SEC’s website, www.sec.gov, or through CIM’s website at https://www.cimgroup.com/investment-strategies/individual/for-shareholders, as they become available. Such documents are not currently available.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGERS

Each of CMFT, CCIT II, CCIT III and CCPT V and their respective directors and executive officers, as well as certain affiliates of CIM Group, LLC serving as their external advisors, may be deemed to be participants in the solicitation of proxies from their respective stockholders (or, in the case of CMFT, from the stockholders of each of CCIT II, CCIT III and CCPT V) in respect of the proposed Merger between such company and CMFT. Information regarding the directors, executive officers and external advisors of each of CMFT, CCIT II, CCIT III and CCPT V is contained in the Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC by each entity on March 30, 2020, as amended on April 27, 2020. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement of the relevant company regarding its proposed Merger with CMFT when it becomes available.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed Mergers.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “would,” “could,” or words of similar meaning. Statements that describe future plans and objectives are also forward-looking statements. These statements are based on the current expectations of management for CMFT, CCIT II, CCIT III and CCPT V and on currently available industry, financial and economic data. Actual results may vary materially from those expressed or implied by the forward-looking statements, which are subject to a number of risks and uncertainties, many of which are out of the control of such companies, including, but not limited to, those associated with the risk that one or more of the proposed Mergers will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of one or more of the Merger Agreements; the failure to satisfy the conditions to the consummation of each proposed Merger, including the approval of the stockholders of CCIT II, CCIT III or CCPT V, as applicable; the ability of CMFT to achieve the expected cost synergies or to engage in any liquidity event or public offering; the disruption of management’s attention from ongoing business operations due to the proposed Mergers; the availability of suitable investment or disposition opportunities; the impact of the COVID-19 pandemic on the operations and financial condition of each of CMFT, CCIT II, CCIT III and CCPT V and the real estate industries in which they operate, including with respect to occupancy rates, rent deferrals and the financial condition of their respective tenants; general financial and economic conditions, which may be affected by government responses to the COVID-19 pandemic; legislative and regulatory changes; and other factors, including those set forth in the section entitled “Risk Factors” in CMFT’s, CCIT II’s, CCIT III’s and CCPT V’s most recent Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by CMFT, CCIT II, CCIT III and CCPT V with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, none of CMFT, CCIT II, CCIT III or CCPT V undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 30, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor II Merger Sub, LLC and Cole Office & Industrial REIT (CCIT II), Inc.*

2.2	Agreement and Plan of Merger, dated as of August 30, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor III Merger Sub, LLC and Cole Office & Industrial REIT (CCIT III), Inc.*

2.3	Agreement and Plan of Merger, dated as of August 30, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor V Merger Sub, LLC and Cole Credit Property Trust V, Inc.*

99.1	Joint Press Release, dated August 31, 2020.

99.2	Presentation, dated August 2020.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIM REAL ESTATE FINANCE TRUST, INC.

Date: August 31, 2020	By:	/s/ Nathan D. DeBacker
Nathan D. DeBacker
Chief Financial Officer and Treasurer